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                                                                     Exhibit I-1


              List and Description of Subsidiaries and Investments Of Unicom
                              Corporation (Other than "Public-Utility"
                              Companies) As of June, 2000

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
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             Name                   Jurisdiction                     Description                              Authority
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                                                     Subsidiaries of Unicom
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
Unicom Enterprises Inc           Illinois            First tier holding company for Unicom         See below
                                                     non-regulated investments

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Unicom Mechanical Services Inc   Delaware            design, build, test, repair, distribute       Rule 58(b)(1)(ii) and (vii);
                                                     products and finance heating, cooling,        CINergy HCAR 35-26662
                                                     ventilation and industrial process systems,
                                                     and high and low voltage electrical power
                                                     systems for commercial and industrial
                                                     customers
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V. A. Smith Company              Illinois            Subsidiary of Unicom Mechanical Services      See Unicom Mechanical Services
                                                     Inc.                                          Inc
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UMS Acquisition Corp             Delaware            Subsidiary of Unicom Mechanical Services Inc  See Unicom Mechanical Services
                                                                                                   Inc
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                                                                                                   Inc
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MMCD, Inc                        Illinois            Subsidiary of UMS Acquisition Corp            See Unicom Mechanical Services
                                                                                                   Inc
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Access Systems Inc.              Illinois            Environmental control; building automation    See Unicom Mechanical Services
                                                     and security systems for commercial and       Inc
                                                     industrial customers
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Hoekstra Building Automation,    Illinois            Environmental control; building automation    See Unicom Mechanical Services
Inc                                                  and security systems for commercial and       Inc
                                                     industrial customers
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MMSD, Inc                        Illinois            Subsidiary of UMS Acquisition Corp            See Unicom Mechanical Services
                                                                                                   Inc
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Unicom Power Holdings Inc        Delaware            owns electric power production facilities;    Rule 58(b)(1)(vii) and (viii)
                                                     full service developer engaged in the
                                                     design, construction, financing, ownership
                                                     and operation of energy production
                                                     facilities
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
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             Name                   Jurisdiction                     Description                              Authority
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
Unicom Investment Inc.           Illinois            formed to receive the proceeds from the       Passive tax advantaged
                                                     fossil sale pending eventual use of those     investment in arrangement not
                                                     funds. Unicom has entered into a like-kind    involving a public utility
                                                     exchange transaction to minimize taxes due    company. Central and South West
                                                     on the sale of its fossil fuel generating     Corp., HCAR 35-23578.
                                                     stations. The transaction involves
                                                     acquisition of leasehold interest in
                                                     generating facilities owned by two
                                                     governmental entities with lease back to
                                                     those entities.  No Exelon affiliate will
                                                     participate in any way in the operation of
                                                     the generating factilities.
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Scherer Holdings 1, LLC                              Special purpose entity relating to like       See Unicom Investment Inc.
                                                     kind exchange transaction; owned by Unicom
                                                     Investment Inc.
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Scherer Holdings 2, LLC                              Special purpose entity relating to like       See Unicom Investment Inc.
                                                     kind exchange transaction; owned by Unicom
                                                     Investment Inc.
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Scherer Holdings 3, LLC                              Special purpose entity relating to like       See Unicom Investment Inc.
                                                     kind exchange transaction; owned by Unicom
                                                     Investment Inc.
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Wansley Holdings 1, LLC                              Special purpose entity relating to like       See Unicom Investment Inc.
                                                     kind exchange transaction; owned by Unicom
                                                     Investment Inc.
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Wansley Holdings 2, LLC                              Special purpose entity relating to like       See Unicom Investment Inc.
                                                     kind exchange transaction; owned by Unicom
                                                     Investment Inc.
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Spruce Holdings G.P. LLC                             Special purpose entity relating to like       See Unicom Investment Inc.
                                                     kind exchange transaction; owned by Unicom
                                                     Investment Inc.
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Spruce Holdings L.P. 2000 LLC                        Special purpose entity relating to like       See Unicom Investment Inc.
                                                     kind exchange transaction; owned by Unicom
                                                     Investment Inc.
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Spruce Equity Holdings L.P.                          Special purpose entity relating to like       See Unicom Investment Inc.
                                                     kind exchange transaction; owned by Spruce
                                                     Holdings G.P. LLC
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             Name                   Jurisdiction                     Description                              Authority
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
Spruce Holdings Trust                                Special purpose entity relating to like       See Unicom Investment Inc.
                                                     kind exchange transaction; owned by Spruce
                                                     Holdings G.P. LLC
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Unicom Energy Inc                Delaware            markets electricity and natural gas where     Rule 58(b)(1)(v)
                                                     retail competition is established
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Unicom Energy Ohio, Inc.         Delaware            markets natural gas where retail              Rule 58(b)(1)(v)
                                                     competition is established

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Unicom Energy Services Inc.      Illinois            distributed generation including              Rule 58(b)(1)(i), (vii) and
                                                     microturbine and similar                      (viii)
                                                     technology; turnkey
                                                     energy and operational
                                                     solutions; demand-side and
                                                     supply side solutions;
                                                     energy performance
                                                     contracting and guaranties;
                                                     custom lighting solutions;
                                                     financing related thereto
                                                     Unicom Distributed Energy
                                                     division sells, finances,
                                                     installs and maintains
                                                     on-site generation and
                                                     cogeneration Unicom Active
                                                     Energy Management division
                                                     provides a suite of energy
                                                     information products and
                                                     related consultative
                                                     services (forecast daily
                                                     energy usage and track
                                                     historical energy
                                                     consumption) eQuater
                                                     provides energy information
                                                     services

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Unicom Gas Services LLC          Delaware            Markets natural gas where retail              Rule 58(b)(1)(v)
                                                     competition is established (To be merged
                                                     with Unicom Energy Inc).
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Unicom Power Marketing Inc.      Delaware            wholesale electricity and natural gas         Rule 58(b)(1)(v)
                                                     marketing
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Unicom HealthCare Management     Illinois            management of SFAS 106 contingent medical
Inc.                                                 plan liabilities
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UT Holdings Inc.                 Delaware            district energy company; operates district    Rule 58(b)(1)(vi) and (vii)
                                                     cooling systems; district energy systems
                                                     (chilled water, steam and/or hot water);
                                                     construction and operating services for
                                                     central energy plan
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

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      Name                        Jurisdiction                   Decsription                              Authority
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
Unicom Thermal                   Delaware            Subsidiary of UT Holdings Inc.                See UT Holdings Inc.
Development Inc
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Unicom Thermal                   Illinois            Subsidiary of UT Holdings Inc.                See UT Holdings Inc.
Technologies Inc
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Unicom Thermal                   Delaware            Subsidiary of UT Holdings Inc.                See UT Holdings Inc.
Technologies Boston
Inc.
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Northwind Boston LLC             Massachusetts       25% held by Unicom Thermal                    See UT Holdings Inc
                                                     Technologies Boston Inc.
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Unicom Thermal Technologies      Delaware            Subsidiary of UT Holdings Inc                 See UT Holdings Inc
Houston Inc.
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Northwind Houston LLC            Delaware            25% held by Unicom Thermal Technologies       See UT Holdings Inc
                                                     Houston Inc
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Northwind Houston LP             Delaware            25% held by Northwind Houston LLC             See UT Holdings Inc
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Unicom Thermal Technologies      Delaware            Subsidiary of UT Holdings Inc (operates in    See UT Holdings Inc
North America Inc.                                   Canada)
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Northwind Thermal Technologies   New Brunswick       Subsidiary of Unicom Thermal Technologies     See UT Holdings Inc
Canada Inc.                                          North America Inc.
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Unicom Thermal Technologies      New Brunswick       Subsidiary of Northwind Thermal               See UT Holdings Inc
Inc.                                                 Technologies Canada Inc.
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UTT National Power Inc.          Illinois            Subsidiary of UT Holdings Inc                 See UT Holdings Inc

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Northwind Midway LLC             Delaware            Subsidiary of UTT National Power Inc.         See UT Holdings Inc
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UTT Nevada Inc.                  Nevada              Subsidiary of UT Holdings Inc                 See UT Holdings Inc
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Northwind Aladdin LLC (75%)      Nevada              Subsidiary of UTT Nevada Inc.                 See UT Holdings Inc
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Northwind Las Vegas LLC (50%)    Nevada              Subsidiary of UTT Nevada Inc.                 See UT Holdings Inc
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Northwind Chicago LLC (100%)     Delaware            Subsidiary of UT Holdings Inc.                See UT Holdings Inc
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UTT Phoenix, Inc.                Delaware            Subsidiary of UT Holdings Inc                 See UT Holdings Inc
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Northwind Arizona Development    Delaware            Subsidiary of UTT Phoenix Inc.                See UT Holdings Inc
LLC (50%)
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      Name                        Jurisdiction                   Decsription                              Authority
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
Northwind Phoenix LLC (50%)      Delaware            Subsidiary of UTT Phoenix Inc.                See UT Holdings Inc
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Unicom Resources Inc.            Illinois            [inactive]
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Unicom Assurance                 Bermuda             A direct sub of Unicom.                       Columbia Insurance
                                                                                                   ------------------
Company Limited                                      Insurance captive                             Corporation, Ltd. HCAR
                                                                                                   ----------------
                                                                                                   No. 27051
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                                        Subsidiaries of Commonwealth Edison
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ComEd Financing I                Delaware            Special purpose financing vehicle             New Century Energies,
                                                                                                   HCAR No. 26748; New
                                                                                                   Century Energies, HCAR
                                                                                                   26750; Conectiv, HCAR
                                                                                                   26833; Cinergy Corp.,
                                                                                                   HCAR 26984; Dominion
                                                                                                   Resources, HCAR 27112
                                                                                                   and SCANA Corporation,
                                                                                                   HCAR 27135
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ComEd Financing II               Delaware            Special purpose financing vehicle             New Century Energies,
                                                                                                   HCAR No. 26748; New
                                                                                                   Century Energies, HCAR
                                                                                                   26750; Conectiv, HCAR
                                                                                                   26833; Cinergy Corp.,
                                                                                                   HCAR 26984; Dominion
                                                                                                   Resources, HCAR 27112
                                                                                                   and SCANA Corporation,
                                                                                                   HCAR 27135
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ComEd Funding, LLC               Delaware            Special purpose financing vehicle             New Century Energies,
                                                                                                   HCAR No. 26748; New
                                                                                                   Century Energies, HCAR
                                                                                                   26750; Conectiv, HCAR
                                                                                                   26833; Cinergy Corp.,
                                                                                                   HCAR 26984; Dominion
                                                                                                   Resources, HCAR 27112
                                                                                                   and SCANA Corporation,
                                                                                                   HCAR 27135
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

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      Name                        Jurisdiction                   Description                              Authority
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
ComEd Transitional               Delaware            Special purpose financing vehicle             New Century Energies,
Funding Trust                                                                                      HCAR No. 26748; New
                                                                                                   Century Energies, HCAR
                                                                                                   26750; Conectiv, HCAR
                                                                                                   26833; Cinergy Corp.,
                                                                                                   HCAR 26984; Dominion
                                                                                                   Resources, HCAR 27112
                                                                                                   and SCANA Corporation,
                                                                                                   HCAR 27135
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Commonwealth Research            Illinois            Engaged in research, development and
Corporation                                          testing activities to ensure a safe,
                                                     economical and adequate electric power
                                                     supply for ComEd; holds certain energy
                                                     related patents
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Concomber Ltd                    Bermuda             Captive insurance company                     Columbia Insurance
                                                                                                   -------------------
                                                                                                   Corporation, Ltd. HCAR
                                                                                                   ----------------
                                                                                                   No. 27051
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Edison Development               Delaware            Holds real estate; real estate joint          Ameren, HCAR 35-26809
Company                                              ventures; for economic development
                                                     and community development purposes;
                                                     adjacent to ComEd facility.
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Lincoln Commerce Center                              50% owned by Edison Development Company;      Ameren, HCAR 35-26809
                                                     owns improved and unimproved real estate;
                                                     for economic development and community
                                                     development purposes; adjacent to ComEd
                                                     facility.
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Commerce Distribution Center                         50% owned by Edison Development Company;      Ameren, HCAR 35-26809
                                                     owns improved and unimproved real estate;
                                                     for economic development and community
                                                     development purposes; adjacent to ComEd
                                                     facility.
 --------------------------------------------------------------------------------------------------------------------------
Concepts II Building                                 50% owned by Edison Development Company;      Ameren, HCAR 35-26809
                                                     owns improved and unimproved real estate;
                                                     for economic development and community
                                                     development purposes; adjacent to ComEd
                                                     facility.
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Concepts III Building                                50% owned by Edison Development Company;      Ameren, HCAR 35-26809
                                                     owns improved and unimproved real estate;
                                                     for economic development and community
                                                     development purposes; adjacent to ComEd
                                                     facility.
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Edison Development               Canada              Exploration, development, mining and          Rule 58(b)(1)(ix)
Canada Inc.                                          milling of uranium ore
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Edison Finance Partnership       Ontario             Intercompany financing with Edison            New Century Energies,
                                                     Development Canada and Northwind Thermal      HCAR No. 26748
                                                     Technologies Canada
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

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                                           Non-subsidiary investments of Unicom
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             Name                    Percentage                      Description                          Authority
                                     ownership
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
Apeco Corporation (Common        less than 5%                                                      passive and/or deminimis;
Stock - $.50 Par Value)                                                                            Ameren, HCAR 35-
                                                                                                   26809; WPL Holdings,
                                                                                                   HCAR 35-26856
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Chicago Community Ventures,      less than 5%        enterprise small business investment company  passive and/or deminimis;
Inc.                                                                                               Ameren, HCAR 35-26809; WPL
                                                                                                   Holdings, HCAR 35-26856
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Chicago Equity Fund              less than 5%        funds rehab of low and moderate income        passive and/or deminimis;
                                                     housing                                       Ameren, HCAR 35-26809; WPL
                                                                                                   Holdings, HCAR 35-26856;
                                                                                                   economic development, Ameren
                                                                                                   HCAR 35-26809
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Dearborn Park Corporation        less than 5%                                                      passive and/or deminimis;
                                                                                                   Ameren, HCAR 35-26809; WPL
                                                                                                   Holdings, HCAR 35-26856
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I.L.P. Fund C/O Chicago          less than 5%        venture capital small business fund           passive and/or deminimis;
Capital Fund                                                                                       Ameren, HCAR 35-26809; WPL
                                                                                                   Holdings, HCAR 35-26856
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Illinois Venture Fund            less than 5%        venture capital new technology in Illinois    passive and/or deminimis;
(Unibanc Trust)                                                                                    Ameren, HCAR 35-26809; WPL
                                                                                                   Holdings, HCAR 35-26856
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

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                                           Non-subsidiary investments of Unicom
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             Name                    Percentage                      Description                          Authority
                                     ownership
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
Boston Financial Institutional                       Passive investments of tax advantaged         Ameren Corp., HCAR No.
Tax Credit Fund X, Related                           affordable housing credit funds;              --------------
Corporate Partners IV, L.P.;                         total investment at March 31, 2000            35-26809
Boston Financial Institutional                       approximately $120 million
Tax Credit Fund XIX; Related
Corporate Partners XII, L.P.,
Boston Capital Corp. XIV,
Boston Financial Institutional
Tax Credit Fund XXI, Related
Corporate Partners XIV, L.P.,
Summit Corporate Tax Credit
Fund II, USA Institutional Tax
Credit Fund XXII
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Pantellos Corporation            less than 5%        Business to Business e-commerce business      Section 34; filed for
                                                     which will develop supply chain resources     certification as ETC
                                                     for utilities and others over the internet
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Automated Power Exchange         less than 5%        Competitive power exchange business;          Rule 58 (b)(1)(v)
                                                     competes with California PX and in other
                                                     states
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UTECH Climate Challenge Fund,                        venture capital investments in businesses     Rule 58(b)(1)(ii); passive
L.P.                                                 engaged in developing or commercializing      and/or deminimis;
                                                     electrotechnologies and renewable energy      Ameren, HCAR 35-
                                                     technologies                                  26809; WPL Holdings, HCAR
                                                                                                   35-26856
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Utility Competitive Advantage                        venture capital investments in businesses     GPU, Inc. HCAR 27139;
Fund II, LLC                                         engaged in communications, the Internet,      passive and/or deminimis;
                                                     customer service opportunities and            Ameren, HCAR 35-26809;
                                                     companies with products or services to        WPL Holdings, HCAR 35-26856
                                                     help utilities retain and build customer
                                                     base, improve core operating efficiencies
                                                     and generate new revenue sources
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

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